Exhibit 99.1
FORESTAR Land to its Highest Purpose INVESTOR PRESENTATION • MARCH 2011

FORWARD LOOKING STATEMENTS This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; changes in commodity prices, particularly oil and gas; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. This presentation includes Non-GAAP financial measures. The required reconciliation to GAAP financial measures can be found as an exhibit to this presentation and on our website at www.forestargroup.com. Page 2

POSITIONED FOR THE FUTURE Page 3

THE FORESTAR DIFFERENCE Strategically located in key growth regions and prolific oil and gas basins. Highly experienced management team with proven ability to deliver the greatest value from every acre. Strong balance sheet. Focused strategy for development above and below the ground, with disciplined investment criteria. Well positioned to take advantage of growth opportunities. Page 4

MAXIMIZING SHAREHOLDER VALUE Recognizing and responsibly delivering the greatest value from every acre. Growing through strategic and disciplined investments. Forestar is a real estate and natural resources company with a strategy to develop a vision for every acre — a vision that originates from our pledge to develop real estate and natural resources to their highest purpose. This vision, combined with our competitive portfolio of assets, dynamic and experienced management team, and a commitment to growth well positions our business for the future. Page 5

DIMENSIONAL LAND MODEL™ COMMUNITY DEVELOPMENT ABOVE GROUND BELOW GROUND FORESTAR CORE VALUES PAGE 6 ACCOUNTABLE. INNOVATIVE. VISIONARY. PASSIONATE. COLLEGIAL.

A UNIQUELY CHALLENGING ENVIRONMENT... Market conditions are expected to create unprecedented growth opportunities. U.S. Housing Starts — All (SAAR, Thous. Units) 2500 2200 1900 1600 1300 1000 700 400 1959 1964 1969 1974 1979 1984 1989 1994 1999 2004 2009 Recessions Creating Opportunities Page 7

A UNIQUELY SUCCESSFUL REPONSE Took deliberate steps to position company for growth. Reduced debt and strengthened balance sheet. Maintained investment discipline during the housing bubble. Invested in experienced minerals and multifamily management teams. Page 8

Experienced and Visionary Leadership

Jim DeCosmo • President and CEO
Decades of experience in land management and development.

Chris Nines • CFO
Over a decade of experience in finance and investor relations.

Craig Knight
Chief Real Estate Officer
Over 30 years of real estate experience.

Flavious Smith • EVP Mineral Resources
More than 25 years of oil and gas experience.

Phil Weber • EVP Real Estate
Fifteen-plus years of multifamily experience.

Mary Cowser • SVP Real Estate
Over 25 years of real estate acquisition and underwriting experience.

Tom Etheredge • EVP
Over 20 years in real estate, business development and structured finance.

John Pierret • EVP Real Estate Acquisitions
Over 25 years in real estate acquisitions and residential development.

Tom Burleson • EVP Real Estate West Region
Over 25 years experience in large master-planned and amenity-rich communities.

Michael Quinley • EVP Real Estate East Region
Over 25 years experience in residential and mixed-use development.



Page 9

STRATEGICALLY LOCATED IN THE STRONGEST U.S. MARKETS ^ 70% of our Real Estate Investments are in Texas Salt Lake City 1 — $0.7 Atlanta 34- $123.7 Oakland 1 — $8.8 Los Angeles 2- $13.2 Kansas City 1- $2.9 Denver 5 — $30.3 Dallas/Ft.Worth 17- $87.9 San Antonio 4- $95.9 Houston/Gulf Coast 14- $130.0 Tampa 3- $4.9 Austin 16- $118.6 WEAK <- MARKET STRENGTH SOURCE: Brookings Institute. Projects and investments as Q4 2010 (includes ventures). STRONG NOTE: MSA performance based on Employment, Gross Metropolitan Product (GMP) and House Price Index. sWz Page 10

ATLANTA = LOW-BASIS ASSETS WITH LONG-TERM VALUE The Dimensional Land Model, combined with the benefits of low-basis assets, provides Forestar with a significant, long-term competitive advantage. Undeveloped Land: 167,000 acres In Entitlement: 14 projects & 25,000 acres Entitled: 16 Projects & 6,400 acres that include: 5,300 residential lots 826 commercial acres 168,000 net mineral acres 9th largest metropolitan statistical area in the U.S. Population of 5 million expected to double by 2025. Historical leader in new building permit activity. Home to12 Fortune 500 companies. One of the top 5 centers of higher learning. Forestar Current Projects Ironstob Venture Entitled Projects TEMCO 75 Mile Atlanta Radius 13,000 potential mitigation acres Location ofthe world’s busiest airport. Page 11

DELIVERING THE GREATEST VALUE FROM EVERY ACRE Page 12

POSITIONED TO DELIVER THE GREATEST VALUE FROM EVERY ACRE Over 220,000 acres of low-basis land 197,000 real estate acres generating fiber growth and sales 99 total projects located in 7 states and 12 markets 18 projects, representing 29,700 acres, currently in entitlement process 4 significant commercial and income producing assets Broadstone Memorial — Multifamily (Houston, TX) Radisson Hotel (Austin, TX) Palisades West - Commercial office (Austin, TX) Las Brisas — Multifamily (Austin, TX) 606,000 net mineral acres principally located in TX, LA, AL, and GA 30,000 acres held by oil and natural gas production 88,000 acres leased 488,000 acres available for lease 1,600,000 acres of water interest (Includes a 45% non-participating royalty interest from approximately 1.4 million acres in TX, LA, GA & AL). NOTE: Information as of year-end 2010 and includes ventures Page 13

MARKET LANDSCAPES Single-Family/ Community Development Market challenged, with few available lots and low new home inventory. Multifamily Strong market, low supply; starts constrained by construction credit. Oil & Gas Oil price is Arm; gas prices pressured by inventories and production. Timber Sawtimber markets are weak; price and volume are impacted by new home construction. Pulpwood is relatively stable. Global markets are emerging. o Mitigation Developing opportunity; demand is driven by changing land uses and increased environmental requirements. Water Emerging opportunity. With no significant investment in water resources over the last 40 years, groundwater will be important. Page 14

CREATING VALUE: CIBOLO CANYONS, SAN ANTONIO 1,400 lots — 640 sold Multiple builders 1st and 2nd move-up, custom Empty nester/active adult, condo 220 acres — 64 sold* Multifamily and retail JW Marriott’s largest resort • 1,002 rooms • 140,000 sq. ft. meeting space • 42,000 sq. ft. clubhouse • 26,000 sq. ft. spa Two TPC championship golf courses Forestar contributes 700 acres and $43 million Economic development agreement includes: • Receipt of 9% hotel revenues and 1.5% sales from resort through 2034 ($1.0 milliion received Nov. 2010) • Special public improvement district reimbursements ($36.6 million pending reimbursement year-end 2010) RESIDENTIAL COMMERCIAL RESORT AND GOLF COURSE PROJECT ECONOMICS MITIGATION 760 acre conservation easement Lot and acre sales as of year-end 2010 excluding interest Page 15

Delivering the Greatest Value: Cibolo Canyons

	Through Q4 2010	Estimated Future Activity
RESIDENTIAL	640 lots sold @ $65,000/lot	~ 775 lots remaining
COMMERCIAL	64 acres sold @ $90,100/acre	~ 157 acres remaining
SPECIAL PUBLIC IMPROVEMENT DISTRICT	Invested $43 million in resort Received $20.8 million in reimbursements from district	Receipt of 9% HOT revenues and 1.5% sales revenues from resort through 2034 $36.6 million in existing approved district reimbursements* $30-35 million expected future submissions for district reimbursement
DEVELOPMENT	Invested over $65 million in real estate development	Investment of $50-55 million in future development



Estimated Project Cumulative Cash Flows**
Cumulative Negative Cash Flow
Cumulative Positive Cash Flow
YE 2009
Future

*Excludes interest. **Actual results may vary.

Page 16

INCREASING REAL ESTATE VALUE THROUGH ENTITLEMENT AND DEVELOPMENT ^ 18 projects = 29,700 acres Initiatives Value-driven outcome 1st & 2nd move-up focus ASSETS 220,000 acres 99 real estate projects 9 states & 12 markets (largest segment) Mixed-use communities 19 projects = 7,600 low-basis acres (8,150 planned lots, 900 commercial acres) Initiatives ENTITLEMENT Public Improvement Districts Flexible Entitlements/Zoning DEVELOPMENT 76 Projects (3,533 lots, 780 commercial acres) Initiatives Residential & mixed-use communities Customers — national & regional builders Disciplined investment criteria Education Page 17

Market value of one acre = $20,000 Investment in roads, water and CREATING VALUE FROM AN ACRE OF LAND Forestar creates value through the application of our expertise and disciplined investing that seeks to exceed our return requirements. For example... Assume the acquisition price, or market value, of an acre of land is $20,000. Then assume that all costs to develop two lots per acre — including land planning, roads, water and utilities, entitlement, general and administrative expense — total $50,000 ($25,000 per lot). Once development is complete, the acre is divided into two lots and sold for a total of $100,000 ($50,000/lot). utilities, entitlement and administrative expenses total $50,000. Divide the acre into two lots and sell each for $50,000/lot. ACRELOT Total Revenues$100,000$50,000 Land Mkt. Value (20,000)(10,000) Development(50,000)(25,000) Margin $30,000 $15,000* Page 18

IN PROCESS OF ENTITLEMENT DEVELOPED AND ENTITLED UNDER DEVELOPMENT 40,539 REAL ESTATE PIPELINE WELL POSITIONED FOR RECOVERY REAL ESTATE UNDEVELOPED TOTAL ACRES* Undeveloped Land Owned 167,478 Ventures 6,977 1 7A ARR 1/4,455 Residential — Single-Family Owned26,869 7,889 617 Ventures — 4,532 632 Commercial — Multifamily and Retail 5,165 220,159 Owned 2,8011,095 539 Ventures — 489 241 Total Acres 174,455 29,670 14,005 2,029 23,881 22 3,533 59 27,414 99 18 Estimated Residential Lots Projects * In addition, Forestar owns a 58% interest in a venture which controls over 16,000 acres of undeveloped land in Georgia Page 19

SUMMER CREEK RANCH: MULTIPLE REVENUE STREAMS V Summer Creek Ranch* in Ft. Worth, Texas is a prime example of Forestar’s Dimensional Land Model: Real Estate — Single-Family and Commercial 625 acres sold for $20.3 million in Q4 2010; basis in remaining land = $5 million 71 commercial acres remaining J& 480 residential lots remaining Minerals — Oil and Gas Lease revenues from 2005-2008 were $2.2 million 23 producing wells at year end 2010 2010 Royalties = $4.7 million; Production ~ 8.0 Bcfe (100% ofventure activity) NOTE: Wells owned by third party lessee/operator. *Project owned byCL Realty Venture Page 20

VALUE FROM MINERALS “FZ Executing Forestar’s Dimensional Land Model requires delivering value from both above and below the ground in a fully integrated way, to responsibly deliver the greatest value from every acre. REAL ESTATE PROJECTS WITH MINERAL OWNERSHIP AND ACTIVITY Community Forestar Ownership Market Net Mineral Acres Acres Leased Acres HBP* Existing Wells Status Summer Creek 50% Dallas/Ft.Worth 877 877 877 23 HBP* Fannin Farms 50% Dallas/Ft.Worth 81 81 81 1 Drilling Parkwood Hills 100% Dallas/Ft.Worth 17 17 — — Leased Hidden Lakes 50% Dallas/Ft.Worth 27 27 — — Leased Harbor Lakes 100% Dallas/Ft.Worth 390 — — — Available for Lease Johnstown Farms 100% Denver 130 130 — — Leased Stonebraker 100% Denver 249 249 249 1 HBP Total 1,771 1,381 1,207 25 NOTE: Wells owned by third-party lessee/operator. *HBP = held by production Page 21

MINERALS: STRATEGIC INITIATIVES “FZ Forestar is focused on maximizing long-term value by increasing leasing bonus, production, and reserves; as well as being proactive in marketing, making more effective lease contracts, and negotiating additional interest in production. FOURTH QUARTER 2010 MINERAL REOURCES PIPELINE1 1 Forestar’s mineral resources segment includes approximately 606,000 net mineral acres principally located in Texas, Louisiana, Alabama, and Georgia. r STATEAVAILABLE FOR LEASELEASED HELD BY PRODUCTION TOTAL Texas 157,000 70,000 25,000 252,000 Louisiana121,000 18,000 5,000144,000 Georgia168,000 — —168,000 Alabama40,000 — — 40,000 California1,000 — — 1,000 Indiana 1,000— — 1,000 TOTAL 488,000 88,000 30,000 606,000 Includes ventures Forestar Mineral Economics = Lease Bonus + Delay Rentals + Royalties + Additional Participation in Production Page 22

CREATING VALUE: EAST TEXAS

Bossier-Haynesville activity in East Texas (Shelby, Sabine, San Augustine, Nacogdoches & Angelina counties):

- As of Year End 2010, 36 rigs in the area (35 drilling Bossier–Haynesville wells).
- 56 wells drilled in Q4 2010 and 99 wells waiting on completion.


Exco Operating
Owens 1H
IP: 21.3 MMCFD on 28/64 Choke
EOG Resources
Murray Gas Unit 1H
IP: 24.9 MMCFD on 25/64 Choke
EnCana Natural Gas
BP Blackstone A-43 1H
IP: 32 MMCFD
Goodrich Petroleum
Henderson 1H
IP: 21.0 MMCFD on 22/64 Choke
Cherokee
Shelby
Nacogdoches
San Augustine
Sabine
Angelina
Trinity
Devon:
Kardell GU 1H
Reported IP = 31 MMCFD
Crimson Exploration
Grizzly 1H
IP: 10.2 MMCFD on 15/64 Choke
~31 MMCFD @ 38/64 Choke
EnCana Natural Gas
BP Blackstone A-17 1H
Spud 10/19/2010
Acres Leased
Available for Lease
Held by Production
Haynesville Well Permits
Haynesville Drilling Activity
Producing Bssr-Hysv Wells
Waiting on Completion

NOTE: Wells are owned by third-party lessee / operator.

PAGE 23

OPPORTUNITY: GROUND WATER In Q4 2010, Forestar acquired a water resources company with Central Texas groundwater leases for $12 million. Ground water leases represent: • 20,000 acres • 45,000 acre feet/year — sustainable • Surface owners retain 45% royalty-interest Talent, history, and platform for growth Access to I-35 growth corridor On-going discussions with potential buyers and permitting authority 45% non-participating royalty interest in approximately 1.4 million acres Central and East Texas water rights owned 100% by Forestar Page 24

Opportunity: Mitigation



Changing land uses and increasing environmental requirements are creating opportunities to gain valuable "mitigation credits." These credits represent real financial value.

Forestar owns approximately 22,000 acres we have identified as holding potential for generating mitigation credits which, under federal and state environmental laws, are used to offset the environmental impact of development.

Mitigation Pipeline

VALUE

VALUE CHAIN	YE 2010 BANK ACRES	WETLAND CREDITS	STREAM CREDITS	CAPITAL REQUIRED
Entitled / Permitted	50	–	50,000	Low
In Entitlement	900	40	250,000	Low
Identified Mitigration Tracts	7,750	3,230	2,615,000	Low
Potential Future Mitigation	13,900			
Total	**22,600**	**3,270**	**2,915,000**	

Page 25

Creating Value in Mitigation: 900 Acre Mitigation Bank

In 2010, entitling 900-acre mitigation bank in North Georgia.

- Agreement in place for 130,000 stream credits at $30/credit.
- Approximately 120,000 additional stream credits are available for sale.

Estimated value creation:
$10,000/acre or $9 million


Roswell
Marietta
Atlanta



Page 26

GROWING THROUGH STRATEGIC AND DISCIPLINED INVESTMENTS Page 27

NEAR-TERM GROWTH OPPORTUNITIES BUSINESS OPPORTUNITY Multifamily Leverage Forestar’s experience, assets, and resources to generate fees, returns, and promoted interests from value created and realized. Community Development Well-positioned to capitalize on growth opportunities created by housing market dislocation. Natural Resources — Minerals, Fiber, and Water Focus on investments that “prove-up” the value of our assets and meet return requirements. Page 28

DISCIPLINED INVESTING Real Estate acquisition and development activity is driven by Return on Cost (ROC) discipline, targeted at 35% (including imputed interest). Market underwriting is focused on: Income levels 288 acres, 819 lots Population and Job growth Education Development Example: TOTAL PER ACRE CUMULATIVE CASH FLOW $32.9 million $114,000 Revenues Time Cumulative Imputed Interest Cumulative Positive Cash Flow Cumulative Negative Cash Flow Lot Sales Costs Land $5.9 million 20,200 Development$16.7 million58,000 Imputed Interest $1.8 million6,200 Total Costs$24.4 million$84,400 Profit $8.5 million $29,600 Return on Cost 35% Page 29

STRATEGIC GROWTH CORRIDORS Forestar investment criteria: Economic health, diversity, and vitality Business climate Job growth Quality of life Education Population growth County Density Change 2000 — 2030 (people per sq. mile) < — 0.2 — 0.2—1.5 1.5—6.5 6.5—17 17—54 > 54 10 strategic growth corridors comprise less than 5% of U.S. surface area. Between 2000 and 2030, these growth corridors are projected to have: Source: Woods and Poole 43% of U.S. population growth = 34 million new people 38% of U.S. job creation = 28 million new jobs 41% of U.S. housing starts = 23 million new homes Page 30

CREATING VALUE: MULTIFAMILY BUSINESS MODEL Multifamily business model leverages our own investment and existing sites with capital from our partners to create and realize value. EXPERIENCE — CAPITAL— — SITES — MANAGEMENT RESOURCES BANK FINANCING Page 31

A MULTIFAMILY INITIATIVE: BROADSTONE MEMORIAL ^ A key first step in our multifamily strategy was a tax-deferred exchange of low-returning timberland for a multifamily property that meets return requirements and strenghtens the platform for executing our business model. 401 unit multifamily project in Houston, Texas. 1031 tax deferred exchange — low returning timberland for equity of $23 million in stabilized multifamily property. $26.5 million financing — 4.9%, 7-year fixed rate, non-recourse agency debt. Consistent with value creation strategy. * Currently exceding proforma rents Page 32

THE FORESTAR STORY Experienced team with proven ability to deliver the greatest value from every acre Well positioned in growth markets and prolific oil and gas basins Disciplined investing Strong balance sheet Positioned to capitalize on growth opportunities Page 33

FORESTAR Land to its Highest Purpose Page 34